UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant☑
Filed by a Party other than the Registrant☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RALCORP HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date filed:

Filed by Ralcorp Holdings, Inc.
Pursuant to Rule 14a-6(b)
of the Securities Exchange Act of 1934
Commission File No.: 1-12619

The following is an investor presentation that was delivered on a conference call hosted by ConAgra Foods and Ralcorp Holdings, Inc. on November 27, 2012.

Additional Information and Where to Find It

Ralcorp intends to file with the SEC a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Ralcorp and will contain important information about the proposed merger and related matters. RALCORP SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Ralcorp with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Ralcorp by contacting Investor Relations by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101.

Participants in the Solicitation

Ralcorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ralcorp shareholders in connection with the proposed merger. Information about Ralcorp’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on January 13, 2012, and its Annual Report on Form 10-K for the year ended September 30, 2011, which was filed with the SEC on December 14, 2011 and on September 12, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101, or by going to Ralcorp’s Investor Relations page on its corporate website at www.ralcorp.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement that Ralcorp intends to file with the SEC.

1

Disclaimer

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on ConAgra Foods' current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding expected synergies and benefits of a potential combination of ConAgra Foods and Ralcorp Holdings, Inc. ("Ralcorp"), expectations about future business plans, prospective performance and opportunities, regulatory approvals, and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of such words as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate a potential transaction between ConAgra Foods and Ralcorp; the ability and timing to obtain required regulatory approvals; ConAgra Foods' ability to realize the synergies contemplated by a potential transaction; ConAgra Foods' ability to promptly and effectively integrate the businesses of Ralcorp and ConAgra Foods; the availability and prices of raw materials, including any negative effects caused by inflation and adverse weather conditions; the effectiveness of its product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; ConAgra Foods' ability to execute its operating and restructuring plans; the success of ConAgra Foods' innovation, marketing, including increased marketing investments, and cost-saving initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of ConAgra Foods' product recalls; access to capital; ConAgra Foods' success in effectively and efficiently integrating its acquisitions, actions of governments and regulatory factors affecting ConAgra Foods' businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of ConAgra Foods' common stock, if any; and other risks and uncertainties discussed in ConAgra Foods' filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication. ConAgra Foods does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication.

1

Transaction Summary

- ConAgra Foods to acquire Ralcorp Holdings for $90 per share in cash
  - Represents a 24.9% premium to Ralcorp's average closing price over last 30 trading days
  - Implies equity value of $5.1 billion and enterprise value of approximately $6.8 billion, including assumed debt
- Unanimously approved by both companies' Boards of Directors
- Creates one of the largest packaged food companies in North America and the largest North American private label packaged food business
- Significant value creation opportunity
  - Strengthens ConAgra Foods' top-line and EPS growth potential over the long term
  - Provides expected run-rate cost synergies of approximately $225 million by the fourth full fiscal year post-closing
  - Expected to be accretive to EPS from Year 1(1)
- Expected closing in first quarter of calendar year 2013, subject to regulatory approval and Ralcorp shareholder approval

(1) Adjusted for items impacting comparability.

2

Compelling Strategic and Financial Rationale

✓ **Enhances ConAgra Foods' position as one of the largest packaged food companies in North America**

- Combined company will have net sales of approximately $18 billion and more than 36,000 employees
- Strong platform across sales channels and price points; increased importance to customers and suppliers

✓ **Creates the clear leader in fast-growing North American private label food sector**

- Adds to ConAgra Foods' existing ~$950 million private label business to create the largest private label food manufacturer in North America with sales of approximately $4.5 billion
- Capitalizes on long-term growth momentum of U.S. private label food

✓ **Enhances ConAgra Foods' position in attractive segments**

- Ralcorp is the private label leader in a number of large, growing segments
- Leading offerings including cereal, pasta, crackers, jams, syrups and frozen waffles
- Combined company will have minimal overlap between branded and private label offerings

✓ **Opportunity to leverage ConAgra Foods' CPG capabilities, and combined companies' operating capabilities, for profitable growth**

✓ **Financially compelling, with significant value creation potential**

3

Overview of Ralcorp Holdings

Ralcorp

FY 2012 Net Sales = $4.3 billion

Ralcorp Food Group
($3.2 billion or 74% of Sales)

Cereal Products (~25%)

- Leader in private label ready-to-eat cereal and hot cereal
- Natural / organic energy and nutrition bars

Pasta (~20%)

- No. 1 in private label dry pasta
- Regional brands including *Pennsylvania Dutch*, *Muellers* and *Golden Grain*

Snacks, Sauces & Spreads (~55%)

- 14 dry grocery categories
- No. 1 in many segments

Frozen Bakery Products
($1.1 billion or 26%)

- Retail: Private label griddle products and refrigerated dough
- In-Store Bakery: Largest supplier of cookies and par-baked breads
  - Including *Lofthouse*, the largest cookie brand in in-store bakery
- Foodservice: Leading supplier of national Quick Service Restaurants, foodservice distributors and casual dining chains

Ralcorp does business with virtually all of the top retailers in North America, as well as many quick service restaurants and food distributors

Source: Ralcorp management estimates based on Fiscal Year 2012; excludes Post; includes Refrigerated Dough.

4

Private Label Represents an Attractive Growth Opportunity

Private Label Outperformance vs. Branded[(1)]

Spread in Year-over-Year Dollar Sales Growth

Branded CAGR ≈ +3%
Private Label CAGR ≈ +6%

+1pp
+6pp
-
+7pp
+2pp
+4pp
+4pp
+1pp
+1pp
+2pp
+7pp
+3pp
+3pp
+3pp
1998
2011

Private Label Share of Packaged Food $[(2)]

Switzerland 44%
United Kingdom 36%
Germany 34%
Netherlands 33%
Spain 32%
Belgium 31%
Portugal 26%
France 24%
Denmark 21%
Austria 20%
U.S. 18%
Ireland 15%
Italy 15%

(1) Source: Nielsen. Reflects excess growth of private label vs. branded food in terms of year-over-year dollar sales growth.
(2) Source: IRI report on Private Label from November 2012 for the U.S.; Euromonitor share of retail sales of packaged food (2012E) for all other countries.

5

Ralcorp is the Leader in Large, Growing Segments

Breakdown of Ralcorp Segments by Rank in Private Label

Other
15%
No. 2
~15%
~70%
No. 1

Segments	Segment Retail Sales ($bn)	Ralcorp Rank Among Private Label Offerings
Ready-to-Eat Cereal	$9.5	#1
Crackers	5.6	#1
Snack Nuts	3.5	#1
Pasta	2.2	#1
Refrigerated Dough	1.9	#1
Peanut Butter	1.9	#1
Jams	0.9	#1
Frozen Waffles	0.9	#1
Table Syrups	0.7	#1
5 Others(1)	–	#1
Cookies	6.6	#2
Hot Cereal	1.2	#2

Source: Ralcorp estimates; segment retail sales per IRI Reviews – Multi-Outlet (October 7, 2012).
(1) Includes Barbecue Sauce, Flavored Syrup, Mayonnaise, Mexican Sauces and Chocolate Peanut Butter Cups.

6

Strong Fit with ConAgra Foods' Capabilities Provides Significant Long-Term Opportunity

Ralcorp Assets and Capabilities

- Advantaged segment presence; private label share leadership position
- Fast, efficient National Brand Equivalent emulation
- Deep industry knowledge and relationships

+

ConAgra Foods Assets and Capabilities

- Shopper- and consumer-insight driven approach
- Customer partnerships to drive growth
- Focused, proactive Research, Quality & Innovation platform
- Total Margin Management approach & supply chain productivity tools

=

Strategic Partner of Choice for Customers

- Top 5 supplier status with many key retail customers
- Large scale and capabilities in a very fragmented private label sector
- Leadership in attractive segments
- Significant positions in large and fast-growing channels and retailers
- Augment product capabilities at commercial customers

Significant strategic growth opportunity from applying ConAgra Foods' CPG capabilities to Ralcorp's leadership position in the very fragmented private label sector

7

Balanced Branded, Private Label and Commercial Strategy

Combined Platform Will Add to ConAgra Foods' Overall Strength

- ConAgra Foods is already operating effectively today with both branded and private label food; strategy of limited overlap
- ConAgra Foods remains fully committed to its brands, still the largest part of our business
- Ralcorp also enhances Commercial / Foodservice offerings and capabilities
- ConAgra Foods' CPG capabilities add value to each business segment

ConAgra Foods' Pro Forma Sales Mix[(1)]

Private Label
25%
Branded
43%
Commercial / Foodservice
32%

Total = ~$18bn

Balanced portfolio focused on consistent delivery of results and serving customer and consumer needs with scale and agility

(1) LTM revenue mix.

8

Key Financial Elements

Strong Financial Returns

- Enhanced topline growth potential over the long term
- Expected to be accretive to EPS in Year 1, with increasing accretion over time as synergies phase in(1)
- Continued strong operating cash flow generation expected

✓

Value Creation from Attractive Synergies

- Significant estimated cost synergies of approximately $225 million per year by Year 4
- Supply chain / procurement efficiencies drive majority of synergies

✓

Committed Financing

- Transaction will be financed by cash on-hand, existing credit facilities and new borrowings
- Committed to maintaining investment grade rating; currently expecting to issue equity of up to $350 million to increase flexibility
- Near-term, expect to maintain annualized dividend of $1.00 per share and significantly reduce buybacks while prioritizing rapid de-leveraging

✓

ConAgra Foods believes that acquiring Ralcorp will strengthen its growth rates, as well as cash flows, over the long term

(1) Adjusted for items impacting comparability.

9

Strong Cost Synergy Opportunities

- Attractive cost synergies contribute to strong value creation potential

Supply Chain	Procurement	- Optimize common supply base - Leverage Commercial platform
Supply Chain	Manufacturing	- Network and manufacturing optimization - Implementation of ConAgra Foods efficiency programs
Supply Chain	Logistics	- Heavy / light load utilization increases - Warehouse optimization
Corporate Overhead / SG&A		- Elimination of Ralcorp's public company expenses / duplicative costs

Annual cost synergies estimated to reach approximately $225 million by Year 4 (FY 2017)

10

ConAgra Foods Is Well-Positioned to Capitalize on the Ralcorp Opportunity

- Organization is ready to execute and capitalize on this attractive opportunity

Transition & Integration Capabilities

- Significant experience managing transition from a holding company built through many acquisitions to one true operating company
- Successfully road-tested, evolved and enhanced integration capabilities across five acquisitions over the last 12 months

National Pretzel | Del Monte Canada | Tennessee Pride | Kangaroo Pita Chips | Bertolli / P.F. Chang's Frozen Multi-Serve Meals

Appropriate Resources to Ensure Strong Execution

- Fully-engaged, dedicated internal team supplemented with external resources
- Leverage leadership from both ConAgra Foods and Ralcorp across functional areas

Continued Focus on Existing Businesses

- Clear, balanced strategy across Branded, Private Label and Commercial
- Team will remain focused on driving performance of existing businesses

11

Key Takeaways

- Transaction creates one of the largest packaged food companies in North America, with net sales of approximately $18 billion
- With Ralcorp, ConAgra Foods will have a stronger growth profile as the leader in private label food, an attractive growth sector with long-term momentum
- Product offerings will be among the most attractive in the food industry
- Balanced portfolio of brands, private label and commercial expected to position ConAgra Foods as the strategic partner of choice to our customers
- Meaningful upside potential from leveraging ConAgra Foods' large CPG capabilities in the private label segment
- Significant value creation potential from portfolio momentum, attractive cost synergy opportunities and strong cash flow generation

12